Fifth Third Bank | All Rights Reserved Investor Update August 2007 Exhibit 99.1

Fifth Third Bank | All Rights Reserved Strategic Overview August 2007 Kevin Kabat, President, Chief Executive Officer 2

Traverse City
Grand Rapids
Detroit
Cleveland
Chicago
Toledo
Pittsburgh
Columbus
Indianapolis
Dayton
Cincinnati
Huntington
St. Louis
Evansville
Florence
Louisville
Lexington
Nashville
Orlando
Tampa
Naples

Fifth Third Bank | All Rights Reserved
Fifth Third profile
$101 billion assets (#13)
$20 billion market cap* (#12)
1,167 banking centers
2,132 ATMs
18 affiliates in 10 states
$1.5 billion operating income
#
* as of 8/22/07.
#
2Q07 annualized.

Fifth Third Bank | All Rights Reserved
Historical context
Strong sales culture
—
Loan, deposit growth > industry
—
Affiliate/entrepreneurial drive
Strong expense management
—
Low 50s efficiency ratio
Average service/customer satisfaction
—
“Sold through” attrition (e.g., DDA high-teens)
Internal orientation
Retain and leverage historical strengths while capturing
incremental growth opportunities

Fifth Third Bank | All Rights Reserved
Strategic focus: 2007–2009 Strategic focus: 2007–2009
Deliver growth in excess of industry
Enhance the customer experience
Increase employee engagement
Institutionalize enterprise operational excellence
Banking
Banking
Processing
Processing
Investments
Investments
Employee
Engagement
Customer
Experience
Operational
Excellence
Fifth Third
Bank

Fifth Third Bank | All Rights Reserved
Growth opportunities
Areas of evident success
—
De novo – accelerate new branch openings
—
Credit card – increase cardholder acquisition
—
Healthcare – enhance product offerings, specialized channel
Works in progress
—
Middle market expansion – expand products, services, and
sales
—
Commercial underserved markets – targeted markets for
deployment of additional bankers and teams
—
Small business banking – leverage existing distribution
channels
Deferred
—
Commercial new markets (LPOs) – targeted markets for
deployment of additional bankers and teams

Fifth Third Bank | All Rights Reserved
De novo activities
De novo statistics
• Mature* deposits $40MM
• Mature* loans $13MM
• Expected IRR 20%+
• Breakeven 20 months
• Cumulative breakeven 36 months
• Opened 55 total new branches in
the past 12 months
• Continue to invest in high
opportunity markets
• Site selection focuses on market
potential, predictive modeling and
IRR optimization
• De novo activity has been, and will
continue to be, of significant
economic value to Fifth Third
2007- 2009 planned builds
47%
28%
7%
18%
Florida
Chicago
Other
Tennessee
* Six years

8 Fifth Third Bank | All Rights Reserved EPP: Strong growth, high value business 0 50 100 150 200 250 300 Merchant Card Interchange FI/EFT CAGR 12% CAGR 30% CAGR 16% CAGR 17%

Fifth Third Bank | All Rights Reserved
Credit cards: capturing our fair share
13th largest bank, 24th largest credit card issuer
We’ve underinvested in the credit card business relative to competitors
Significant opportunity in high risk-adjusted return business
— Improve retail production by deploying sales technologies to enhance ease of sale
— Move from “ultra” conservative underwriting to “conservative” underwriting
(weighted average FICO from >740 to >720)
— Optimize profitability of existing portfolio through modest investments in marketing, analytics, and human capital
Goal: double assets, accounts, net income by 2009
Assets Accounts Net income
2006 2009
1,100
2,400
1.0
2.0
41
83
($ MMs)

Fifth Third Bank | All Rights Reserved
Reengineering retail sales management
Reduction of non-sales activities for sales employees in banking centers
—
Dedicated branch service personnel combined with improved back office support to maximize sales effectiveness
Consistent sales management process
—
Performance expectations set for each role with incentive pay based on sales and service
Individual productivity reporting
—
Scorecards available on all sales employees daily to highlight strengths and identify focus areas
Consistent branded sales process
—
New tools, products, and marketing integrated with our new brand promise across the footprint
Role clarity between sales and service

Fifth Third Bank | All Rights Reserved
Retail Banking - Branded Sales and Service Process
Launched January 2007
Consistent branded process – Across all 18 Affiliates, with
scalability & transferability to support growth
Role clarity tied to sales & service execution
Removal of non-sales activities from financial centers
Sales management process tied to new brand promise
Individual productivity reporting and performance goals for
increased accountability, tied to incentive compensation
Greater accountability around service execution
Improved product strategy
Refreshed rewards & recognition program
Sales
Process
Sales
Management
Process

Fifth Third Bank | All Rights Reserved
Fifth Third: relative service performance
54%
29%
76%
74%
51%
58%
0%
20%
40%
60%
80%
100%
Overall
Satisfaction
Loyalty Problem
Incidence
3Q05
2Q07
45%
55%
36%
46%
27%
21%
2007 Key Actions
Financial Center service optimization
initiative launched
Add KDI component to new incentive
compensation plan
Financial Center action planning in
place
Implementing a consistent process
and support tools for handling
customers problems at the Financial
Centers and Call Center
Creating a central escalation team to
manage problems that cannot be
resolved immediately
Source : Gallup Customer Surveys: 3Q05/2Q07
Percentages within bars =
% of surveyed customers rating metric at target level
or experiencing a problem
Goal: 75
th
percentile

Fifth Third Bank | All Rights Reserved
Copyright © 2007 The Gallup Organization, Princeton, NJ. All rights reserved.
14
59
54
24
32
17
0%
20%
40%
60%
80%
100%
Fifth Third Bank Overall 2005 Fifth Third Bank Overall 2007
Engaged
Not Engaged
Actively
Disengaged
1.41:1 2.29:1
Ratio of Engaged to
Actively Disengaged
* Source: Gallup Poll data of U.S. working population 18 years and older, accumulated during 2006
2.67:1
2007 Gallup Overall Database
2.00:1
U.S. Working Population*
Employee Engagement update
+33%
- 8%
-18%

Fifth Third Bank | All Rights Reserved
Enterprise Operational Excellence
Improve operational efficiencies
—
Standardize, digitize and optimize core processes
—
Deploy technology to eliminate manual processes and improve quality
—
Reducing cycle times and errors is increasing customer satisfaction
Modernize servicing platforms and capabilities
—
Understand our customers, know our customer & know their issues
—
Call Center transformation to improve customer experiences
—
Provide seamless & consistent support between web, voice, ATM, etc.
Integrated product suites to help our customers be more effective
—
Remote Capture product suite
—
Virtual vault
—
National Lockbox
—
Healthcare EOB 835 suite

Fifth Third Bank | All Rights Reserved
Fifth Third: building a better tomorrow
Balancing growth and profitability
Capitalizing on strengths and developing plans to address
areas of weakness
Communicating clearly with investors
Delivering on promises
Producing above-par performance and returns

16 Fifth Third Bank | All Rights Reserved Appendix Segment results — Branch Banking — Consumer Lending

Fifth Third Bank | All Rights Reserved
Branch Banking
Branch Banking 2007 2007 2006 2006 2005
Performance Summary Second First Sequential Second YOY Full Full
(Dollars in millions)
Quarter Quarter % Change Quarter % Change Year Year % Change
Income Statement Data
Net Interest Income (FTE) $ 370        359        3% 326        13% $ 1,290    1,251     3%
Non-interest Income 218        191        14% 197        11% 763       716        7%
   Total Revenue 588        550        7% 523        12% 2,053    1,967     4%
Provision for Credit Losses 39          22          77% 26          50% 101       91          11%
Non-interest Expense 291        281        4% 270        8% 1,072    1,030     4%
Income before Taxes 258        247        4% 227        14% 880       846        4%
Income Taxes 91          87          5% 80          14% 310       298        4%
   Segment Earnings $ 167        160        4% 147        14% $ 570       548        4%
Average Balance Sheet Data
Commercial loans $ 5,140     5,185     -1% 5,304     -3% $ 4,297    3,995     8%
Consumer loans 11,619   11,699   -1% 11,345   2% 11,391 10,687   7%
  Total loans 16,759   16,884   -1% 16,649   1% 15,688 14,682   7%
Transaction deposits 29,389   28,614   3% 28,594   3% 27,909 28,146   -1%
Core deposits 40,016   39,542   1% 38,914   3% 39,260 37,319   5%
Efficiency Ratio (FTE) 49.49% 51.09% -3% 51.63% -4% 52.22% 52.36% 0%
FTE Employees 9,136     9,223     -1% 8,896     3% 9,082    9,032     1%
•Revenue up 7% sequentially, up 12% year over year
•Net interest income up 3% sequentially and 13% over 2Q 2006, primarily driven by deposit growth and wider deposit spreads
•Non-interest income up 14% sequentially reflecting higher deposit service charges; up 11% year over year driven by deposit fees and interchange income
•Expenses up 4% sequentially, and 8% year over year
•Increase due to growth in net occupancy and equipment costs resulting from de novo openings

Fifth Third Bank | All Rights Reserved
Consumer Lending
•Revenue up 1% sequentially, down 5% year over year
•Net interest income down 3% sequentially and 4% year over year on higher auto loan spreads offset by narrowing spreads on mortgage products
•Non-interest income up 10% sequentially reflecting higher loan delivery gains and servicing revenue; down 5% year over year driven by lower loan sales and decreased operating lease income
•Expenses down 2% sequentially, down 11% year over year
•Year over year decrease driven by lower salaries and lower operating lease expense
Consumer Lending 2007 2007 2006 2006 2005
Performance Summary Second First Sequential Second YOY Full Full
(Dollars in millions)
Quarter Quarter % Change Quarter % Change Year Year % Change
Income Statement Data
Net Interest Income (FTE) $ 88          91          -3% 92          -4% $ 380       397        -4%
Non-interest Income 57          52          10% 60          -5% 229       290        -21%
   Total Revenue 145        143        1% 152        -5% 609       687        -11%
Provision for Credit Losses 27          26          4% 17          59% 94         90          4%
Non-interest Expense 64          65          -2% 72          -11% 303       350        -13%
Income before Taxes 54          52          4% 63          -14% 212       247        -14%
Income Taxes 19          18          6% 22          -14% 75         87          -14%
   Segment Earnings $ 35          34          3% 41          -15% $ 137       160        -14%
Average Balance Sheet Data
Commercial loans $ -         -         - -         - $ -        -        -
Consumer loans 21,993   21,622   2% 20,664   6% 20,430 19,164   7%
  Total loans 21,993   21,622   2% 20,664   6% 20,430 19,164   7%
Transaction deposits 527        439        20% 471        12% 436       420        4%
Core deposits 527        439        20% 471        12% 436       420        4%
Efficiency Ratio (FTE) 44.14% 45.45% -3% 47.37% -7% 49.75% 50.95% -2%
FTE Employees 1,837     1,989     -8% 2,252     -18% 2,042    2,266     -10%

Fifth Third Bank | All Rights Reserved Finance August 2007 Chris Marshall, Executive Vice President, Chief Financial Officer 19

Fifth Third Bank | All Rights Reserved
Capital Plan
Current tangible capital levels very strong
— Tangible common equity/tangible assets ratio of 6.92% at 6/30/2007
— Post acquisition TCE/TA target: 6.5% (Crown = 45 bps, First Charter = 35 bps)
2007 plans
— Improve efficiency of capital structure through limited substitution of hybrids for common stock
— Remaining share repurchase authorization of approximately 22 million shares
(as of 6/30/2007)
Future considerations
— Evaluate future capital position in context of performance, operating environment, and acquisition plans
— Maintain strong regulatory capital levels in conjunction with management of tangible equity ratio
— Maintain strong capital levels relative to peers and commensurate with business profile

Fifth Third Bank | All Rights Reserved
M&A – What Matters to Fifth Third
Markets
—
Expansion into demographically attractive geographies
—
Creation of deeper shares in existing markets
Attractive business lines
—
Supplement existing business, addition of complementary
businesses or capabilities
Favorable economics
—
Conservative assumptions
—
Accretion within a reasonable timeframe
—
Deal IRR hurdle of mid-teens
Protection of debt ratings

Fifth Third Bank | All Rights Reserved
R-G Crown Acquisition
Manageable
risks
$3.0 billion in assets, $1.8 billion deposits, 33 branches
– Expands presence in Orlando and Tampa; creates position in attractive
Jacksonville and Georgia markets 9 branches (9
th
share) in Jacksonville
serve as a base for future growth
– Moves Fifth Third from 10
th
to 7
th
in Orlando deposit market share and
from 9
th
to 5
th
in Tampa
– Accelerates long-term plans in Florida, displaces $4MM+/branch de novo investment for similar locations
Opportunity to expand our footprint in Georgia
Paying 0.87x book value for Florida franchise (1.56x tangible book value)
Accretive to cash basis EPS in first year
Generates 19% IRR
Significant cost savings achievable from leveraging existing Florida infrastructure
Improved profitability readily achievable based on Florida franchise results
Existing Florida platform provides for efficient conversion
Satisfactory resolution of Crown’s cease and desist order and delivery of financial statements in accordance with GAAP are conditions of closing
Transaction
highlights
Financial
discipline

Fifth Third Bank | All Rights Reserved
First Charter Acquisition
Manageable
risks
$4.9 billion in assets, $3.2 billion in deposits, 59 branches
– Immediate presence in Charlotte, ranking 4th in deposit market share
– Entry into the Charlotte, Raleigh-Durham and Atlanta markets
– 5 branches in Raleigh serve as a base for future growth
Opportunity to develop Georgia presence
Helps connect Fifth Third’s Midwest and Florida operations
Cash EPS accretion, operating EPS neutrality achieved within two years of closing*, excluding revenue synergies
IRR of 14%, excluding revenue synergies
Achievable cost savings, earnings growth assumptions; Significant revenue enhancement opportunities present but not modeled
Price/earnings ratio, price/book ratio, price/tangible book ratio considerably lower than comparable deals
Maintaining target TCE/TA ratio of 6.5%
Strong credit history
– Recent Penland situation an isolated situation, reserves adequate
– Remaining portfolio continues to perform relatively well
Previous financial reporting issues solved and behind the company
Transaction
highlights
Financial
discipline
* Assumes 1Q08 closing, 1Q09 measurement date.

FIFTH THIRD BANK

Minneapolis
St. Paul
Madison
Milwaukee
Des Moines
Omaha
Lincoln
Springfield
Topeka
Kansas City
Wichita
Jefferson City
Tulsa
Oklahoma City
Little Rock
Memphis
Arlington
Dallas
Fort Worth
Jackson
Montgomery
Atlanta
Columbia
Charleston
Buffalo
Albany
Montpelier
Augusta
Concord
Boston
Hartford
Providence
Newark
Harrisburg
Trenton
Philadelphia
Annapolis
Dover
Baltimore
Washington
Richmond
Virginia Beach
Tallahassee
Jacksonville
New Orleans
Miami
90
80
35
70
40
95
75
Branches
Fifth Third Bancorp (1232 branches)
First Charter Corporation (63 branches)
State Projected Population Growth (%)
<0.44
0.44-0.73
0.73-0.81
0.81-1.19
1.19+

24 Fifth Third Bank | All Rights Reserved Combined Footprint Copyright © 2007 SNL Financial. All Rights Reserved. R-G Crown Bank (33 branches)

Fifth Third Bank | All Rights Reserved
FITB “Outperformance” Dependent On:
Revenue opportunities
—
Commitment
—
Consistency of pursuit, tracking, and measurement
Expense opportunities
—
Discipline
—
Process improvement
Proactive credit risk management
Optimization of balance sheet and capital position
Disciplined M&A

Fifth Third Bank | All Rights Reserved Risk Management August 2007 Mary Tuuk, Executive Vice President, Chief Risk Officer 26

Fifth Third Bank | All Rights Reserved
Risk Management Philosophy
Risk and Compliance Committee
—
Independent of Management
—
Approves charters for Management Governance
Committees
Governance Committees
—
Oversee specific risk
–
Establish and monitor Risk limits and tolerances
approved by RCC

Fifth Third Bank | All Rights Reserved
Enterprise Risk Management Organization
Credit Risk
Operational Risk Management
Market Risk Management
Risk Strategies
Regulatory Compliance
Risk Policy Repository
Insurance Risk Management
IA Risk Management
LOB Risk Managers have either a direct or dotted reporting
line

Fifth Third Bank | All Rights Reserved
Corporate Credit Committee
New committee accountable to the Bancorp Board’s Risk and
Compliance Committee
Purpose/Mission
—
Establishes priorities, develops initiatives and makes policy recommendations to the Enterprise Committee that improves
the ability to understand, measure and report credit trends, forecast loss and their associated drivers.
Members
—
Chaired by the Bancorp’s Chief Risk Officer and the Chief
Financial Officer
—
Commercial LOB Head, Consumer LOB Head, IA/FTPS LOB
Head, Head of Affiliate Administration

Fifth Third Bank | All Rights Reserved
Commercial Loan Approval Process
Current Signature authority process – all delegated through ERM
— Various affiliate limits – the highest is $25MM at 4 largest affiliates
— Affiliate Credit Officers report through EVP of Commercial
— Senior Credit Officer up to $40MM
— Chief Commercial Credit Officer up to $50MM
— Over $50MM requires additional approval from EVP of Commercial
— Over $100MM requires additional approval from CEO or Chief Risk Officer
Approval limits governed by affiliate limits and regulatory risk rating
— Borrowers with a criticized rating require additional signatures based on size of aggregate exposure
— Borrowers with certain policy exceptions require an additional level of approval
Standardization
— Uniform underwriting and approval processes
— Separate Lending and Credit functions
— Uniform Funding Desk process
— Enhanced efficiency

Fifth Third Bank | All Rights Reserved
Underwriting Policies
General trends:
— Commercial has seen no loosening of standards vs. 12 months ago
— Consumer has tightened standards vs. 12 months ago
Commercial exceptions to underwriting policies and guidelines are reviewed at the individual credit level and managed through the approval process
Commercial exceptions are approved through the signature authority process and adequate mitigants are required to be described in the underwriting documentation
Consumer exceptions are managed through the lending and override authority process with documented compensating factors in the loan file and  justification statement listed in the underwriting system.
Credit Risk Review – independent evaluation function under CRO that monitors strength of underwriting

Fifth Third Bank | All Rights Reserved
Consumer Underwriting Policies
General trends:
— Underwriting standards have tightened vs. 12 months ago
— Enhanced collateral review process-New AVM process, employing staff appraisers
— Exception tolerances have tightened
Centralized underwriting to standard Bancorp policies and guidelines
Consumer products are underwritten utilizing a combination of bureaus scores and internal custom scorecards.
Enhanced underwriting in 2006 by rolling out new decision models that improve underwriting efficiency and reduce exceptions

Fifth Third Bank

1998Y
1999Y
2000Y
2001Y
2002Y
2003Y
2004Y
2005Y
2006Y
2007 YTD
2007E

©

Fifth Third Bank | All Rights Reserved
0.00%
0.10%
0.20%
0.30%
0.40%
0.50%
0.60%
0.70%
Peer group median Fifth Third
2007
outlook:
low 50s
bps
Total net charge-offs
Credit quality
Relatively stable net charge-off experience vs. peers
Increasing trends in probability of default ratings in commercial
—
2003 through June 2007 vintages all in 6.1-6.7 PD range at origination
Over 75% of commercial loans originated or renewed in past two years
Midwest economy

FIFTH THIRD BANK

1998Y
1999Y
2000Y
2001Y
2002Y
2003Y
2004Y
2005Y
2006Y
2007 YTD
2007E

•

•

Fifth Third Bank | All Rights Reserved
0.00%
0.10%
0.20%
0.30%
0.40%
0.50%
0.60%
0.70%
Total Commercial Total Consumer
Mid-high
60s bps
Commercial and consumer net charge-offs*
Mid-high
30s bps
Credit quality (cont.)
Commercial NCO ratios have historically ranged between 20-60 bps
—
2006: 34 bps
—
2Q07: 44 bps
—
YTD07: 36 bps
Consumer NCO ratios have historically ranged between 40-65 bps
—
2006: 55 bps
—
2Q07: 68 bps
—
YTD07: 61 bps
2007
outlook:

FIFTH THIRD BANK

2002Y
2003Y
2004Y
2005Y
2006Y
2007YTD

2Q05
3Q05
4Q05
1Q06
2Q06
3Q06
4Q06
1Q07
2Q07

Fifth Third Bank | All Rights Reserved
Yearly Commercial net charge-offs
C&I - $22.2 billion
—
One charge-off in the $4-6M
range in 2Q07
—
Weighted average PD ratings
increased from 6.3 to 6.7 in
2007
—
PD ratings on large credits (>$5
million) substantially better
than overall portfolio
CRE - $16.5 billion
—
Commercial mortgage charge-
offs of 56 bps in 2Q07 rose 30
bps from 1Q07 and are higher
than recent years, reflecting
stress particularly in the upper
Midwest
—
Construction NCO ratio was
higher in 2Q at 48 bps vs. a
range of -1 to 20 bps over the
past 2 years
Leasing - $3.7 billion
—
Large airline-related
charge-offs source of
volatility experience in
2005
—
NCO flat for 2Q07
Quarterly Commercial net charge-offs
Commercial credit
-0.10%
0.00%
0.10%
0.20%
0.30%
0.40%
0.50%
0.60%
0.70%
0.80%
0.90%
1.00%
1.10%
1.20%
C&I Mortgage Construction
Leasing
-0.20%
-0.10%
0.00%
0.10%
0.20%
0.30%
0.40%
0.50%
0.60%
0.70%
0.80%
0.90%
1.00%
1.10%
1.20%
C&I Mortgage Construction Leasing

Fifth Third Bank | All Rights Reserved
Commercial Loan Portfolio Composition
CRE - $16.5 billion outstanding and $20.2 billion exposure
C&I - $22.2 billion outstanding and $47.8 billion exposure
Outstanding balances on owner-occupied vs. non-owner
occupied properties split approximately 39 / 61%.
Big 3 auto concentration – includes direct outstandings of $100 million and auto suppliers outstandings of $693million

Fifth Third Bank | All Rights Reserved
Commercial Loan Credit Outlook
Largest non-performers –Top 2: $15mm and $10mm
Criticized assets trending up
Areas of strength in the portfolio
—
Other than softening in real estate, in general no
deterioration in any given industry
—
Industry diversification spreads systemic (economic) risk
—
Granular relationship size spreads idiosyncratic risk
–
Average relationship size is $0.8MM outstanding
Areas of weakness in the portfolio
—
Midwest economy is lagging other parts of the country
—
Softening in Michigan and Northern Ohio
—
NPA’s have increased as credit cycle turns

FIFTH THIRD BANK

2002Y
2003Y
2004Y
2005Y
2006Y

1Q06
2Q06
3Q06
4Q06
1Q07
2Q07

Fifth Third Bank | All Rights Reserved
Consumer credit
Home Equity - $11.8 billion
—
NCO ratio of 61 bps YTD vs.
historical ratios of 40- 45 bps
—
Higher concentration of net
charge-offs in Eastern Michigan
(Detroit) market
Auto - $10.7 billion
—
Fifth Third has larger
exposure to auto lending than
peers
—
Auto NCO ratio is in-line with
competitors (YTD = 59 bps)
Mortgage - $8.5 billion
—
Mortgage charge off ratio has
increased in 2007 driven by
housing depreciation and a
declining portfolio balance
Leasing - $1.1 billion
—
Leasing portfolio is running
off, gross loss rates are
declining
Yearly consumer net charge-offs
Quarterly consumer net charge-offs
0.00%
0.22%
0.44%
0.66%
0.87%
1.09%
Mortgage Indirect Direct Lease
-1.56%
-1.34%
-1.11%
-0.89%
-0.67%
-0.45%
-0.22%
0.00%
0.22%
0.45%
0.67%
0.89%
1.11%
1.34%
1.56%
Mortgage Home Equity Auto Other Cons L&L

2002Y
2003Y
2004Y
2005Y
2006Q1
2006Q2
2006Q3
2006Q4
2007Q1
2007Q2

Fifth Third Bank | All Rights Reserved
Credit cards
Over 85% of consumer credit card portfolio originated from our retail network
—
Remaining balances from agent-bank relationships and legacy run-off portfolio of acquired cards
Two-thirds of Fifth Third’s organically generated portfolio has a FICO score over 740
2005 bankruptcy reform led to a spike in NCOs in 4Q05
—
Recoveries were higher than normal in following two quarters
—
Expect NCO ratio closer to 4% range going forward
0
0.2
0.4
0.6
0.8
1
1.2
1.4
0.00%
1.00%
2.00%
3.00%
4.00%
5.00%
6.00%
Average Balance NCO Ratio

40 Fifth Third Bank | All Rights Reserved Appendix

Fifth Third Bank | All Rights Reserved
Residential real estate - topical areas*
Mortgage: $8.5B outstanding
— 1
st
liens: 100%
— Weighted average LTV: 80%; weighted average FICO: 720
– Origination FICO bands:
<659 13%; 660-689 11%; 690-719 17%; 720-749 18%; 750+ 39%
(note: loans <659 includes CRA loans and FHA/VA loans)
— % through broker: 10%
— NPAs: $112MM (1.30%); over 90s: $98MM (1.15%)
— Charge-offs: $16MM YTD (0.38%)
OH
34%
IL
10%
KY
9%
FL
6%
MI
23%
IN
11%
Other
7%
OH
30%
FL
23%
IL
7%
KY
6%
MI
18%
IN
8%
Other
8%
* All data as of 6/30/07
No subprime
Alt A originations: 2Q07 $192MM; $123MM warehouse, WA FICO 702, WA LTV 73%
— $38MM in loan portfolio (viewed as unsaleable in current market environment), WA FICO 698
Home equity: $11.8B outstanding
— 1
st
liens: 30%; 2
nd
liens: 70% (25% of 2
nd
liens behind FITB 1
st
s)
— Weighted average CLTV: 78% (1
st
liens 62%; 2
nd
liens 83%)
— Weighted average FICO: 742 (1
st
liens 750; 2
nd
liens 740)
– Origination FICO bands:
<659 5%; 660-689 10%; 690-719 16%; 720-749 20%; 750+ 48%
— % through broker: 23% (broker WA FICO 735; direct WA FICO 745)
— NPAs: $68MM (0.58%); over 90s: $61MM (0.52%)
— Charge-offs: $36 million YTD (0.61%)

Fifth Third Bank | All Rights Reserved Commercial Banking August 2007 Bruce Lee, Executive Vice President, Commercial Banking 42

Fifth Third Bank | All Rights Reserved
Core Business Projections and Strategies
Middle Market Strategy
—
Increase sales force productivity and operating efficiency.
—
Improve service fee income mix from 25% to 40%.
—
Improve deposit penetration by becoming Primary Bank for all of our customer relationships (current relationship market share is
15% with Primary Bank status at 9% market share).

Fifth Third Bank | All Rights Reserved
Commercial LOB
Performance Trends by Department
(Six Months YTD Data)
JUNE YEAR-TO-DATE
Net Revenue (exluding provision) Service Income Net Income
vs vs vs
2006 2007 2006% 2006 2007 2006% 2006 2007 2006%
Middle Market $323,276 $342,669 6% $79,902 $81,368 2% $142,116 $164,355 16%
Large Corporate 75,463                  75,318                (0%) 36,547                      32,447                     (11%) 36,233             38,663             7%
Professional Services 22,240                  21,613                (3%) 7,000                        6,996                       (0%) 12,004             11,785             (2%)
International 55,281                  56,761                3% 42,540                      42,405                     (0%) 11,431             12,278             7%
Real Estate 222,766                210,609              (5%) 20,033                      18,089                     (10%) 115,371           96,205             (17%)
Leasing 54,359                  55,841                3% 17,359                      26,891                     55% 34,112             33,175             (3%)
Other/Elims 61,350                  87,639                32,526                      57,972                     (51,645)            (36,685)
Total Commercial $814,734 $850,450 4% $235,907 $266,168 13% $299,622 $319,775 7%
JUNE YEAR-TO-DATE
Operating Expense Salaries & Benefits Total Direct Expenses
vs vs vs
2006 2007 2006% 2006 2007 2006% 2006 2007 2006%
Middle Market $74,484 $76,773 3% $24,133 $23,767 (2%) $13,220 $14,637 11%
Large Corporate 19,504                  15,739                (19%) 2,586                        2,113                       (18%) 3,006               2,590               (14%)
Professional Services 3,295                     3,396                  3% 903                           790                          (13%) 415                  351                  (15%)
International 37,625                  37,799                0% 3,422                        3,709                       8% 1,252               1,666               33%
Real Estate 37,052                  36,018                (3%) 10,129                      7,512                       (26%) 8,846               7,582               (14%)
Leasing 13,242                  16,200                22% 5,182                        4,135                       (20%) 8,530               12,607             48%
Other/Elims 171,809                196,376              14% 75,550                      89,451                     18% 46,659             54,038             16%
Total Commercial $357,013 $382,299 7% $121,906 $131,477 8% $81,928 $93,472 14%
JUNE YEAR-TO-DATE
Core Deposits Commercial Loans
YWA YWA vs YWA YWA vs
2006 2007 2006% 2006 2007 2006%
Middle Market $3,983,440 $3,805,519 (4%) $12,887,553 $14,375,999 12%
Large Corporate 1,788,262 1,699,909 (5%) 505,863                   927,506                  83%
Professional Services 581,568 544,221 (6%) 419,080                   431,188                  3%
International 587,914 575,117 (2%) 141,326                   177,101                  25%
Real Estate 1,486,415 1,270,374 (15%) 12,402,957              12,349,605             (0%)
Leasing 13,192 5,271 (60%) 4,599,062                4,855,117               6%
Other/Elims 6,356,468             6,061,521           (5%) 1,000,210                1,277,362               28%
Total Commercial $14,797,260 $13,961,931 (6%) $31,956,051 $34,393,878 8%

Fifth Third Bank | All Rights Reserved
Middle market: leveraging our position
5/3 Middle Market
Share
9%
16%
6%
6%
6%
12.5%
2006 2009 2012
lending only
full-service
Markets
$10mm to
$100mm
$100mm to
$250mm
$250mm to
$500mm Total
Chicago 5,085 405 148 5,638
Eastern Michigan 2,164 187 60 2,411
South Florida 1,662 110 35 1,807
Northeastern Ohio 1,532 98 33 1,663
Western Michigan 1,234 74 30 1,338
Central Indiana 1,167 84 39 1,290
Tampa 867 59 27 953
St. Louis 834 76 36 946
Pittsburgh 796 66 22 884
Cincinnati 754 48 28 830
Central Florida 690 47 21 758
Central Ohio 659 59 25 743
Louisville 617 49 24 690
Tennessee 559 54 21 634
Western Ohio 500 30 15 545
Northwestern Ohio 434 34 10 478
Southern Indiana 319 27 11 357
Northern Michigan 329 20 5 354
Ohio Valley 239 24 5 268
Central Kentucky 210 20 5 235
Northern Kentucky 128 7 3 138
Total Footprint 20,779 1,578 603 22,960
Fifth Third total relationship market share
15%
# of Businesses with Sales of:
Convert
existing
accounts to
full service
while
increasing new
accounts
15%
22%
18.5%
Goals
— Increase primary market share for middle market from 9% to 16% by 2012.
— Establish presence as the #1 or #2 middle market bank by dollar market share in affiliate markets by 2012.
— Increase market share by 10% in markets where we currently are the #1 middle market bank.

Fifth Third Bank | All Rights Reserved
Commercial Banking Strategy
The Fifth Third Way
— Standardized underwriting
— Standardized sales management
— Reduce cycle times, reduce errors and enhance the overall customer experience
— Implement straight-through processing
Expand capital markets businesses
— New or expanded product offerings (FX, Commodities, Loan Syndication, Tender
Option Bond program)
— Further educate the sales force
Commercial real estate
— Expand product offering to full suite of debt and equity products
— Provide executive management the ability to better manage exposure through securitization program
— Commercial Mortgage Backed Securities (CMBS)
— Commercial Real Estate Collateralized Debt Obligations (CRE CDO)

Fifth Third Bank | All Rights Reserved
Commercial Banking Strategy (cont’d)
Expand treasury management product offerings (payments)
— Remote Currency Manager (April)
— Escrow Manager (May)
— National Lockbox (September)
— Thin Client for Electronic Deposit (September)
— Commercial Card Management (September)
— Fifth Third Direct Enhanced Authentication (IP Intelligence – October)
— ACH Web/Tel Capability (November)
— Integrated Merchant Processing and ACH Capability (November)
— Accounts Payable Management (December)
— Integrated Receivables (December / January)
— Fifth Third Direct Enhanced Authentication (Customer Q&A’s) – Q1 2008
Sales force investment
— Add specialty receivables product sales personnel to facilitate incremental revenue growth
— Invest in additional Multi-card account managers to facilitate incremental revenue growth
— Improve skill set of sales force through education and addition of new talent

Fifth Third Bank | All Rights Reserved
Commercial Banking Strategy (cont’d)
Expand international lending business
— Organize approach to market through a national team of international relationship managers and trade specialists targeting foreign-owned companies and global trade opportunities regionally positioned throughout the Bancorp
— Specialized employees with foreign language skills will be more effectively deployed across affiliate lines
— Centralized credit and underwriting by professionals experienced in foreign guarantees and better positioned to monitor country risk on a Bancorp level
— Coordinated overseas calling effort to more efficiently call on foreign parents, potentially reducing the number of overseas trips on a Bancorp level

Fifth Third Bank | All Rights Reserved
Commercial Banking Strategy (cont’d)
Healthcare Industry Opportunity
Today…
— At 7%, one of the fastest growing
segments of the GDP
— Total spend equals $1.8 Trillion
— Approximately 750,000 healthcare
providers in the U.S.
— Hospital spending approximates
$540 Billion
— Approximately 6,000 hospitals in the
U.S. (20% of these are For-Profit)
Going Forward…
— Estimated to be 18%+ in 2015
— Estimated to be $4 Trillion in
2015 (8%+ annual growth)
— Expected to grow 8% per
annum
Payments Management will be paramount to their success.
We MUST play an integral part.

Fifth Third Bank | All Rights Reserved
Commercial Banking Strategy (cont’d)
Fifth Third Current Healthcare Position
Relationships
—
Primary bank for less than 50 hospitals / health systems
—
Over 600 healthcare entities in-footprint with revenues > $100 Million
—
Current market share of 2.3% which represents a gap of 12.7% to total commercial business market share
Treasury Management Product Gaps
—
EOB Capture (August)
—
Electronic Remittance Advice Integration (October)
—
Secondary Billing / Denial Management (October)
Staffing
—
Eight healthcare teams (approximately 30 commercial RM’s) “cover”
healthcare in affiliates with no centralized coordination
—
Significant reliance on Financial Advisors (i.e. investment banks)
Significant opportunity to gain share both within our
footprint and in selected national markets.

Fifth Third Bank | All Rights Reserved
Commercial Banking Strategy (cont’d)
Promote a comprehensive healthcare strategy for the Bancorp
— Established healthcare as a core competency of Fifth Third (complete)
— Hired senior executive to lead initiative (Kevin Lavender) (complete)
— Established national team to target relationships in excess of $100M (complete)
— Define healthcare market, targeted opportunities, and pursuit strategy
–
Pharma, disease management, dialysis, hospice, OT/PT, imaging
–
Managed care, home health, insurance, specialty hospitals, behavioral health
— Coordinate all healthcare strategies and offerings across all LOBs
— Double our current market share (2.3% - 5%) to projected revenue of $190MM by 2011
— Target in-footprint and on a selective national scale
Standard and streamlined approval process
— Standardize and centralize all credit approvals above $10MM through the
National Credit department.
— Consistent with current large corporate credit process
— Common guidelines for underwriting across all lines of business

Fifth Third Bank | All Rights Reserved
Commercial Banking Strategy (cont’d)
Underserved Markets Opportunity
Selection Criteria
—
Less than 10% market share
—
Large concentration of middle market
businesses
—
Strong YOY growth
Realize full potential in selected low market share affiliates through addition of top tier sales talent
2006 Net
Income
% YOY Growth
Chicago 7% 5,638 12%
Detroit 5% 2,411 24%
Cleveland 4% 1,663 4%
Nashville 2% 634 18%
Tampa 5% 953 37%
Pittsburgh <1% 884 62%
Ft Lauderdale <1% 643 <1%
St. Louis <1% 946 65%
Middle
Market
Businesses
Selected
Market
Market
Share

Fifth Third Bank | All Rights Reserved
Commercial Banking
Commercial Banking 2007 2007 2006 2006 2005
Performance Summary Second First Sequential Second YOY Full Full
(Dollars in millions)
Quarter Quarter % Change Quarter % Change Year Year % Change
Income Statement Data
Net Interest Income (FTE) $ 292 292 0% 291 0% $ 1,254 1,190 5%
Non-interest Income 134 132 2% 120 12% 515 494 4%
Total Revenue 426 424 0% 411 4% 1,769 1,684 5%
Provision for Credit Losses 25 17 47% 21 19% 105 97 8%
Non-interest Expense 189 193 -2% 182 4% 761 717 6%
Income before Taxes 212 214 -1% 208 2% 903 870 4%
Income Taxes 50 57 -12% 58 -14% 252 256 -2%
Segment Earnings $ 162 157 3% 150 8% $ 651 614 6%
Average Balance Sheet Data
Commercial loans $ 34,826 33,983 2% 32,458 7% $ 33,559 30,373 10%
Consumer loans 65 36 81% 3 2067% 80 58 38%
Total loans 34,891 34,019 3% 32,461 7% 33,639 30,431 11%
Transaction deposits 13,729 14,147 -3% 14,533 -6% 15,222 14,414 6%
Core deposits 13,755 14,172 -3% 14,553 -5% 15,245 14,429 6%
Efficiency Ratio (FTE) 44.37% 45.52% -3% 44.28% 0% 43.02% 42.58% 1%
FTE Employees 2,221 2,252 -1% 2,181 2% 2,227 2,387 -7%

54 Fifth Third Bank | All Rights Reserved Appendix

Fifth Third Bank | All Rights Reserved
Commercial portfolio - topical areas*
Commercial real estate (CRE)
Total outstandings $16.5B
— Commercial mort     $11.0B (50% owner occ’d)
— Construction 5.5B (20% owner occ’d)
Total CRE 16.5B (40% owner occ’d)
Total CRE exp        $20.2B
— Average size $1MM (relationship)
— 39% of commercial loans, 22% of total loans
Problem assets
— NPAs $183MM (1.11%)
— > 90 days past due       70MM (0.42%)
— YTD charge-offs           35MM (0.41%)
Syndicated lending
Total loans ~$4B outstandings
— PD rating
#
5.5 vs. 6.5 for
commercial portfolio
— Ave size ~$8 million
— Relationships ~550
< 10% of commercial loans, < 5% total loans
Leveraged^ < $200MM outstandings
— Ave size ~$6MM
— Relationships                   ~20
— Syndication warehouse  $100 million
– No “hung” deals
Problem assets
– NPAs $12MM
– >90 days past due     0MM
* # Weighted average probability of default rating
^Regulatory HLT definition, i.e., priced at L+250 bps or greater
Office
23%
Other
11%
Raw
land
5%
Land
under
devel't
7%
Indu
14%
Apts
18%
Retail
18%
Devel'd
land
4%
CRE
collateral
type
* All data as of 6/30/07

Fifth Third Bank | All Rights Reserved Fifth Third Processing Solutions August 2007 Charles Drucker, Executive Vice President, FTPS and IA 56

Fifth Third Bank | All Rights Reserved
Merchant Services Bankcard Financial Institutions
Products
Distribution
• Payment Authorization
Clearing and Settlement
-Credit
-Debit
-POS Check
• Gift Card Solutions
• Card Settlement
• Credit & Debit Card
Issuing
-Consumer
-Business
• Healthcare Savings
Accounts
• Electronic Funds Transfer
(EFT)
• ATM Driving and Support
• Debit Card Processing
• Correspondent Banking
-
Cash Letter & ECL
-
Image Exchange
• National
• Affiliates
• Telesales
• Association Referrals
• Affiliate Banking
Centers
• Direct Mail
• Agent Bank Programs
• Portfolio Acquisitions
• National
• Referrals from FI
• Core Processor Alliances
• Correspondent Bankers
FTPS at a Glance

Fifth Third Bank | All Rights Reserved
FTPS Management Structure
Sally Newman
Executive Assistant
Donald Boeding
Senior Vice President
Merchant Services
Robert Uhrig
Senior Vice President
and General Counsel
FTPS
Chris Bell
Senior Vice President
CFO - FTPS & IA
Jon Groch
Senior Vice President
Bankcard Products
Angela Brown
Senior Vice President
Financial Institutions
Bob Bartlett
Vice President
Information Technology
FTPS
Susan Makris
Vice President
Sr. HR Business Partner
FTPS (Interim)
Delane Starliper
Vice President
Operations
Lynn Rhoads
Vice President
Marketing
FTPS
Business Partners
Charles Drucker
Executive Vice President
Fifth Third
Processing Solutions
Strategic Product
Development

Fifth Third Bank | All Rights Reserved
FTPS: key growth engine
Bankcard
• $1.3B in outstanding balances
• 1.0MM cardholders
• Top three Debit MasterCard Issuer
• 24
th
largest U.S. bankcard issuer
* Excludes $12 million in pre-tax gains related to sale of certain non-strategic credit card accounts in Q2 07
Merchant
• 4
th
Largest U.S. Acquirer
• Over 35,000 merchants
• $150B in processing volume
• Over 4.4M acquired transactions
Financial Institutions
• 2,300 FI relationships
• Over 900MM POS/ATM transactions
2007 YTD revenue*
46%
32%
22%
Merchant Services
Financial
Institutions
Bankcard

60 Fifth Third Bank | All Rights Reserved EPP: Strong growth, high value business 0 50 100 150 200 250 300 Merchant Card Interchange FI/EFT CAGR 12% CAGR 30% CAGR 16% CAGR 17%

Fifth Third Bank | All Rights Reserved
Credit cards: capturing our fair share
13th largest bank, 24th largest credit card issuer
We’ve underinvested in the credit card business relative to competitors
Significant opportunity in high risk-adjusted return business
— Improve retail production by deploying sales technologies to enhance ease of sale
— Move from “ultra” conservative underwriting to “conservative” underwriting
(weighted average FICO from >740 to >720)
— Optimize profitability of existing portfolio through modest investments in marketing, analytics, and human capital
Goal: double assets, accounts, net income by 2009
Assets Accounts Net income
2006 2009
1,100
2,400
1.0
2.0
41
83
($ MMs)

Fifth Third Bank | All Rights Reserved
Market Outlook
Expected Impacts
• Payments revenue growth from 20% to potentially 40% of
banks fee revenue
• 50-60 Billion additional payment transactions annually by
2010
• 20 to 25B additional Debit payments
• 10 to 12B additional Credit payments
• 15 to 20B additional DDA based payments
• Potentially an additional “must have” payment requirement
(i.e., CDHP)
• 15 to 20 Million specialized healthcare accounts with
payments vehicles
• Increased complexity and importance to customers and
suppliers
• More Alliances and Partnerships
• Updated Product Models
• Coordinated Sales efforts
Key Trends in the Market
• Increased importance of Payments
• Consumers
• Employers
• Banks
• Expanding need in terms of
• Types of payments and usage
• Locations and venues where they are used
• Fundamental shifts in payment processing models
expected to reach “tipping” points
• Internet Delivery for  Bill Payment, Statement
Rendering, Self Service
• Electronic Payment Vehicles versus paper
• Checks Imaging
• Competitors aggressively responding
• Extension of existing bank capabilities to new
markets
• Emergence of new non-bank players
• Gaining share by buying revenue streams
• Focus on emerging payment segments (Card not
present, Recurring, Unattended)
Sources: 1. “An enterprise approach to bank payments: Elevating payments to strategic advantage” Economist Intelligence Unit
(May 2005)
2. NACHA
3. “CDHP and HSA Market Opportunity” Forrester Research
(October 2005)
1
2
3

Fifth Third Bank | All Rights Reserved
Outlook Response
•
Share in client gain from more efficient processing and interchange management strategies
•
Streamline servicing through alternative payment methods
•
Renegotiate membership association deals with newly formed public entities
•
Increase scrutiny of client contract commitments
Drive Margin Expansion
Increase market share of payment processing in 5/3rd footprint
-
Leverage marquee names to win mid-market merchants
-
Increase market share in high opportunity geographies
Execute a more effective cross-selling and product bundling approach to sell more relationships
-
Enhance  partnership with commercial and business banking
-
Optimize sales channel productivity
•
Expand the product offerings to capture through point-of-sales innovation to achieve target of 20/branch/month
Improve Penetration Of FITB
Customer Base
•
Execute a more effective cross-selling and product bundling approach to sell more relationships
-
Develop products and tools based on and targeted for specific industry segments (e.g., CNP, Gift Cards, etc.)
-
Increase internal skill sets and industry expertise of FITB team members (e.g., image capture)
-
Debit Rewards to Incent Signature Transactions, Segmentation to Match DDA Segments (Gold, Platinum Debit Card)
•
Provide differentiated Product Set for key customer segments (affluent, new credit, affinity, students)
•
Extend credit franchise by offering product to the underserved near prime market
•
Extend into key growth segments such as MasterCard branded gift, single load and loadable, Health care card markets
(HSAs), Un-and Under Banked consumer markets
•
Create key partnerships with prepaid resellers (Incentive and Award Firms, BIN sponsorships, etc.)
•
Transition to a full service payments provider
•
Leverage sales efforts across EFT and correspondent business lines
Increase Number Of
Services Sold To New And
Existing Customers
•
Leverage industry dominance in National footprint
-
Sell into strategic new national segments / vertical markets
-
Create key partnerships and alliances (e.g., petroleum)
•
Increase market share of payment processing in 5/3rd footprint
-
Leverage marquee names to win mid-market merchants
-
Focus on business to business opportunities
•
Develop partnerships and alliances with key 3 party processors, resellers, and other channel partners
•
Expand JEANIE Network beyond FTPS clients, develop upstream market capabilities
Leverage Market Positions
And Distribution Capabilities
To Win New Customers
STRATEGIC FOCUS AND TACTICS PERFORMANCE THEME
rd

FIFTH THIRD BANK

LINENS-N-THINGS
dream big, pay little

EST. 1943
UNO
CHICAGO GRILL

hhgregg
HOME

WHOLE FOODS
MARKET

IN-N-OUT
BURGER

Kroger

ORKIN

claire's

MEIJER
24 Hours

SALLY
BEAUTY

Johnny Rockets
THE ORIGINAL HAMBURGER

Talbots

AutoZone

circuit city

UNITED STATES
DEPARTMENT OF THE TREASURY

64 Fifth Third Bank | All Rights Reserved Representative Merchant Client List

FIFTH THIRD BANK

Independence
Independence Community Bank
El Bank & Trust

LEDYARD
NATIONAL BANK

KEARNEY
COMMERCIAL
BANK
Consider it done!

Chittenden

TOYOTA
FEDERAL CREDIT UNION

Alliance
Bank

LUBBOCK
NATIONAL BANK
Committed to Your Success

MetLife Bank

JPMorganChase

desco
federal credit union

KEMBA
CREDIT UNION

Busey

ARMED FORCES FINANCIAL NETWORK
AFFN

pulse

Bank of America

65 Fifth Third Bank | All Rights Reserved Representative FI Client List

FIFTH THIRD BANK

Green Mill
EST. 1935
RESTAURANT AND BAR

KOHL'S

FAMOUS FOR
Steak n Shake
STEAKBURGERS

Central Willamette
Community
Credit Union

WINN DIXIE
America's Supermarket

Bayer
Federal Credit Union

Christopher & Banks

Diamond Valley
Federal Credit Union

66 Fifth Third Bank | All Rights Reserved Contract Extension Add Debit Network Processing Contract Extension Recent Wins

Fifth Third Bank | All Rights Reserved
Fifth Third Processing Solutions
•Revenue growth of 12% sequentially, 7% year over year
•Sequential trends reflect seasonality; year over year trend reflects strong customer acquisition
•Expense growth 3% sequentially; 17% year over year
•Sequential trends reflect seasonality; year over year trend reflects higher processing volume, some margin compression, and unusual items
*
2006 includes gains on sale of MasterCard stock of $24 million in 2Q06 and $53 million in 3Q06.
Note: Fifth Third Processing Solutions statements do not include balances, revenues and expenses for the Fifth Third consumer credit card portfolio.
*
*
* *
Fifth Third Processing Solutions 2007 2007 2006 2006 2005
Performance Summary Second First Sequential Second YOY Full Full
(Dollars in millions)
Quarter Quarter % Change Quarter % Change Year Year % Change
Income Statement Data
Net Interest Income (FTE) $ 8 8 0% 8 0% $ 33 28 18%
Non-interest Income 212 188 13% 198 7% 782 633 24%
Total Revenue 220 196 12% 206 7% 815 661 23%
Provision for Credit Losses 9 2 350% 2 350% 10 18 -44%
Non-interest Expense 149 144 3% 126 18% 527 462 14%
Income before Taxes 62 50 24% 78 -21% 278 181 54%
Income Taxes 22 18 22% 28 -21% 98 64 53%
Segment Earnings $ 40 32 25% 51 -22% $ 180 117 54%
Average Balance Sheet Data
Commercial loans $ 37 57 -35% 52 -29% $ 52 29 79%
Consumer loans 175 149 17% 113 55% 121 133 -9%
Total loans 212 206 3% 165 28% 173 162 7%
Transaction deposits 337 365 -8% 501 -33% 423 405 4%
Core deposits 337 365 -8% 501 -33% 423 405 4%
Efficiency Ratio (FTE) 67.73% 73.47% -8% 61.17% 11% 64.66% 69.89% -7%
FTE Employees 726 759 -4% 711 2% 790 444 78%

Fifth Third Bank | All Rights Reserved Investment Advisors August 2007 Charles Drucker, Executive Vice President, IA and FTPS 68

Fifth Third Bank | All Rights Reserved
Investment Advisors Group at a Glance
IA (Non-Exclusive
Distribution)
Third Parties (Merrill
Lynch, Morgan
Stanley, etc.)
Affiliates and
Nationally
Affiliates Affiliates
DISTRIBUTION
>$10MM
Third Party
Consultant Based
Varies depending
on product
<$1MM in
investable assets
$1MM+ in
investable
assets
TARGET CLIENTS
Asset Management
Mutual Funds
Wrap Accounts
Investment
Management
Retirement Plans
Custody Services
Endowment
Investment
Management
Mutual Funds
Insurance
Annuities
Wrap Accounts
Stocks and Bonds
Investment
Management
Private
Banking
Fiduciary
Wealth
Planning
HNW
Insurance
Hedging
Wrap
Accounts
PRODUCTS &
SERVICES
Fifth Third Asset
Management (FTAM)
Institutional
Services
Fifth Third
Securities
Private Bank

Fifth Third Bank | All Rights Reserved
Investment Advisors Structure
David Pittman
IA Division President
Charles Drucker
Executive Vice President
National Marketing
National HR Director
Director IM&T
Director IS
Director Private
Banking
Fifth Third Securities
Director
Investment
Management
Client Management
Sales
Products and
Marketing
Trading &
Investment Ops
Affiliate IA
Executives
Equity Research &
Strategy
External Mgmnt
Program
Portfolio
Management
Hedging
Fixed Income
Keith Wirtz
FTAM
Director, Inv. Mgt
Group
LOB CFO

Fifth Third Bank | All Rights Reserved
Investment Advisors revenue dispersion
Key Statistics:
•
Loans $3.2B
•
Deposits $4.9B
•
AUM – $33.7B
•
AUC – $232.1B
•
Fifth Third Funds – $12.5B
2007 YTD revenue
Brokerage Fees
29%
Private Client
Services
37%
Institutional
Trust
18%
Mutual
Funds
16%

Fifth Third Bank | All Rights Reserved
Market Outlook
Expected Impacts
$15-$20 Trillion of new investable assets
$13-$15 Billion in additional investment
revenues
Increased client sophistication
Increased pricing pressure especially as
clients look towards quality as service
differentiator
Increased importance of integration and
non-biased advice to customers
Significant growth of “knowledge”
technologies
Firms look to provide consistency
Use of technology as “advisor expert in box”
More Alliances and Partnerships
Updated Product Models
Coordinated Sales efforts
10+% average annual market growth
Wealthy growing at 12%
Emerging wealthy at 11%
Mass affluent at 9%
Lower Gross Margins
Margins largely dependent upon market and
competition
Leading to lower margins at this time
Increasing product specialization
Driving significant delivery and service
complexity
Increasing the importance of retaining
experienced and knowledgeable advisors
Increased client desire for integrated and
“Open Architecture” based solutions
Competitors aggressively responding
Market favors large highly integrated players
Banks looking to extend existing capabilities to
new markets
Growth of independent advisors
Key Trends

Fifth Third Bank | All Rights Reserved
Outlook Response
Optimize advisory sales and delivery resources across FITB footprint
-
Restructure Portfolio Management Staffing to focus on HNW
-
Optimize Private Banker Books of Business –
Achieve Baseline Performance
Adhere to sales to support ratios
Rationalize Resource
Deployments to Drive
Margin Expansion
Move to an “Open Architecture” and solution based investment approach
-
Integrated products with rest of FITB wholesale platform
Expand investment offerings to include alternative investments
Establish a dedicated Private Banking platform for delivering complex services to HNW clients
-
Deploy distinct and dedicated resources to focus on specific needs of HNW
•
Focus on growing Insurance business with HNW individuals
Product / Service
Differentiation
“Top Grade” advisory sales team and selling skills
-
Dramatically Improve Sales Team Skill set – Develop “large deal” closing capabilities
-
Enforce sales effectiveness processes for managing out weak performers
Build consistent brand and image throughout footprint including one branded sales process and client experience model.
Build effective sales support function that allows affiliates to increase focus on sales
Build Effective
Sales Delivery &
Management Capability
Rationalize the list of “Right Clients” for the Private Bank through client segmentation initiative
Leverage FITB market positions to reach additional clients
-
Focus on leveraging internal referrals
-
Leverage Retail and Commercial Partnerships
Increase Product Penetration Rates
- Cross-sell Insurance, Wealth Planning, and Investment Management Services
- Conduct Wealth Planning for 5/3 employees
Emphasize
Cross-Sell to
existing FITB client base
STRATEGIC FOCUS AND TACTICS PERFORMANCE THEME

Fifth Third Bank | All Rights Reserved
Investment Advisors
•Revenue growth of 2% sequentially, 6% year over year
•Non-interest income impacted by realization of approximately $3 million more in trust tax fees due to earlier completion of tax filings and recognition in 1Q.
•Expenses grew 4% sequentially and 3% year over year
Investment Advisors 2007 2007 2006 2006 2005
Performance Summary Second First Sequential Second YOY Full Full
(Dollars in millions)
Quarter Quarter % Change Quarter % Change Year Year % Change
Income Statement Data
Net Interest Income (FTE) $ 37 36 3% 32 16% $ 125 131 -5%
Non-interest Income 104 102 2% 101 3% 386 376 3%
Total Revenue 141 138 2% 133 6% 511 507 1%
Provision for Credit Losses 2 3 -33% 1 100% 3 4 -25%
Non-interest Expense 103 99 4% 100 3% 383 385 -1%
Income before Taxes 36 36 0% 32 13% 125 118 6%
Income Taxes 13 12 8% 11 18% 44 42 5%
Segment Earnings $ 23 24 -4% 21 10% $ 81 76 7%
Average Balance Sheet Data
Commercial loans $ 1,879 1,925 -2% 2,020 -7% $ 2,000 1,730 16%
Consumer loans 1,284 1,185 8% 1,052 22% 1,068 954 12%
Total loans 3,163 3,110 2% 3,072 3% 3,068 2,684 14%
Transaction deposits 4,785 4,651 3% 4,528 6% 4,366 3,888 12%
Core deposits 4,924 4,811 2% 4,658 6% 4,499 3,976 13%
Efficiency Ratio (FTE) 73.05% 71.74% 2% 75.19% -3% 74.95% 75.94% -1%
FTE Employees 1,278 1,324 -3% 1,356 -6% 1,347 1,436 -6%

Fifth Third Bank | All Rights Reserved
Cautionary Statement
This report may contain forward-looking statements about Fifth Third Bancorp and/or the company as combined acquired entities within the meaning of Sections 27A of the Securities Act of 1933, as amended, and Rule 175 promulgated thereunder, and 21E of the Securities
Exchange Act of 1934, as amended, and Rule 3b-6 promulgated thereunder, that involve inherent risks and uncertainties. This report may contain certain forward-looking statements with respect to the financial condition, results of operations, plans, objectives, future performance and business of Fifth Third Bancorp and/or the combined company including statements preceded by, followed by or that include the words or phrases such as “believes,” “expects,” “anticipates,” “plans,” “trend,” “objective,” “continue,” “remain” or similar expressions or future or conditional verbs such as “will,” “would,” “should,” “could,” “might,” “can,” “may” or similar expressions. There are a number of important factors that could cause future results to differ materially from historical performance and these forward-looking statements. Factors that might cause such a difference include, but are not limited to: (1) general economic conditions, either national or in the states in which Fifth Third, one or more acquired entities and/or the combined company do business, are less favorable than expected;
(2) political developments, wars or other hostilities may disrupt or increase volatility in securities markets or other economic conditions; (3)
changes in the interest rate environment reduce interest margins; (4) prepayment speeds, loan origination and sale volumes, charge-offs and loan loss provisions; (5) our ability to maintain required capital levels and adequate sources of funding and liquidity; (6) changes and trends in capital markets; (7) competitive pressures among depository institutions increase significantly; (8) effects of critical accounting policies and judgments; (9) changes in accounting policies or procedures as may be required by the Financial Accounting Standards
Board or other regulatory agencies; (10) legislative or regulatory changes or actions, or significant litigation, adversely affect Fifth Third, one or more acquired entities and/or the combined company or the businesses in which Fifth Third, one or more acquired entities and/or the combined company are engaged; (11) ability to maintain favorable ratings from rating agencies; (12) fluctuation of Fifth Third’s stock price; (13) ability to attract and retain key personnel; (14) ability to receive dividends from its subsidiaries; (15) potentially dilutive effect of future acquisitions on current shareholders' ownership of Fifth Third; (16) effects of accounting or financial results of one or more acquired entity; (17) difficulties in combining the operations of acquired entities; (18) ability to secure confidential information through the use of computer systems and telecommunications network; and (19) the impact of reputational risk created by these developments on such matters as business generation and retention, funding and liquidity. Additional information concerning factors that could cause actual results to differ materially from those expressed or implied in the forward-looking statements is available in the Bancorp’s Annual Report on
Form 10-K for the year ended December 31, 2006, filed with the United States Securities and Exchange Commission (SEC). Copies of this filing are available at no cost on the SEC’s Web site at www.sec.gov or on Fifth Third’s web site at
www.53.com.
Fifth Third undertakes no
obligation to release revisions to these forward-looking statements or reflect events or circumstances after the date of this report.

Fifth Third Bank | All Rights Reserved
Additional Information
Where You Can Find Additional Information About The Merger
The proposed Merger will be submitted to First Charter’s shareholders for consideration.  Fifth Third will file a Form S-4 Registration
Statement, First Charter will file a Proxy Statement and both companies will file other relevant documents regarding the Merger with the Securities and Exchange Commission (the “SEC”).  First Charter will mail the Proxy Statement/Prospectus to its shareholders.
These documents, and any applicable amendments or supplements, will contain important information about the Merger, and Fifth
Third and First Charter urge you to read these documents when they become available.
You may obtain copies of all documents filed with the SEC regarding the Merger, free of charge, at the SEC’s website (www.sec.gov).
You may also obtain these documents free of charge from Fifth Third’s website (www.53.com) under the heading “About Fifth Third”
and then under the heading “Media and Investors-Investor Relations” and then under the item “SEC Filings.” You may also obtain these documents, free of charge, from First Charter’s website (www.FirstCharter.com) under the section “About First Charter” and then under the heading “Investor Relations” and then under the item “Financial Reports / SEC Filings.”
Participants in The Merger
Fifth Third and First Charter and their respective directors and executive officers may be deemed participants in the solicitation of proxies from First Charter’s shareholders in connection with the Merger. Information about the directors and executive officers of Fifth
Third and First Charter and information about other persons who may be deemed participants in the Merger will be included in the
Proxy Statement/Prospectus. You can find information about Fifth Third’s executive officers and directors in its definitive proxy statement filed with the SEC on March 9, 2007. You can find information about First Charter’s executive officers and directors in its definitive proxy statement filed with the SEC on March 25, 2007. You can obtain free copies of these documents from the websites of
Fifth Third, First Charter or the SEC.